NUMBER                     [logo] PIONEER                   SHARES
      [box]                             Investments(R)             [box]


                        PIONEER [NAME OF FUND] - CLASS A

                     ORGANIZED AS A BUSINESS TRUST UNDER THE
                       LAWS OF THE STATE OF MASSACHUSETTS

                                                       CUSIP ___________________
                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT _______________________
                        _______________________
                        _______________________

                                              IS THE OWNER OF

                    _________________________________________

 FULLY PAID AND NON-ASSESSABLE SHARES OF BENEFICIAL INTEREST, WITHOUT PAR VALUE,
             OF THE TRUST OR SERIES OF THE TRUST IDENTIFIED ABOVE.

transferable only on the books of the Trust, by the holder hereof, in person or by duly authorized attorney, upon the surrender of this Certificate properly endorsed. The aforesaid holder is entitled to require the Trust to purchase all or any part of the Shares represented by this Certificate at net asset value, as more fully set forth on the reverse of this Certificate. This Certificate is not valid until countersigned by the Transfer Agent.

     IN WITNESS WHEREOF, the said Trust has caused this Certificate to be signed by its duly authorized officers and its seal to be hereunto affixed.

Dated: _____________                                   Countersigned:
                                                       PIONEER INVESTMENT
                                                       MANAGEMENT SHAREHOLDER
                                                       SERVICES, INC.
                                                                  Transfer Agent
/s/ John F. Cogan, Jr.
                                                       By
/s/ Vincent Nave       FOR THE TRUSTEES     [SEAL]
                                                              Authorized Officer

[number]

     THE REGISTERED HOLDER OF THIS CERTIFICATE IS ENTITLED TO ALL THE RIGHTS, INTEREST AND PRIVILEGES OF A SHAREHOLDER AS PROVIDED BY THE ARTICLES OF
INCORPORATION AND BY-LAWS OF THE FUND, AS AMENDED, WHICH ARE INCORPORATED BY REFERENCE HEREIN. IN PARTICULAR, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANFERABLE BY THE HOLDER, IN PERSON OR BY HIS DULY AUTHORIZED ATTORNEY, BUT ONLY ON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED AND WHEN THE TRANSFER IS MADE ON THE BOOKS OF THE FUND.

     THE  HOLDER  OF  THIS   CERTIFICATE,   AS  PROVIDED  IN  SAID  ARTICLES  OF
INCORPORATION AND BY-LAWS, AS AMENDED, SHALL NOT IN ANY WISE BE PERSONALLY LIABLE FOR ANY DEBT, OBLIGATION OR ACT OF THE FUND.

     ANY SHAREHOLDER DESIRING TO DISPOSE OF HIS SHARES MAY DEPOSIT HIS CERTIFICATE, DULY ENDORSED IN BLANK OR ACCOMPANIED BY AN INSTRUMENT OF TRANSFER EXECUTED IN BLANK, AT THE OFFICE OF PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC. OR ANY SUCCESSOR TRANSFER AGENT OF THE FUND, TOGETHER WITH AN IRREVOCABLE OFFER IN WRITING TO SELL THE SHARES REPRESENTED THEREBY AT THE NET ASSET VALUE THEREOF AND THE FUND WILL THEREAFTER PURCHASE SAID SHARES FOR CASH AT NET ASSET VALUE. THE COMPUTATION OF NET ASSET VALUE, THE LIMITATIONS UPON THE DATE OF PAYMENT AND PROVISIONS DEALING WITH SUSPENSION OF THIS RIGHT IN CERTAIN EMERGENCIES ARE FULLY DESCRIBED IN SAID ARTICLES OF INCORPORATION AND BY-LAWS, AS AMENDED.

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

     SIGNATURES   MUST  BE  GUARANTEED  IN  ACCORDANCE  WITH  THE  THEN  CURRENT
PROSPECTUS OF THE FUND.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common     UGMA/"state abbreviation-Uniform Gift to Minors
TEN ENT-as tenants by the    UTMA/"state abbreviation-Uniform Transfer to Minors
        entireties
JT TEN -as joint tenants with rights of survivorship

Additional abbreviations that do not appear in the above list may also be used.

     FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
              [box]

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

________________________________________________________________________________

________________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED FUND WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

     DATED, ______________________


                                          ______________________________________
                                                          OWNER

                                          ______________________________________
                                              SIGNATURE OF CO-OWNER, IF ANY

                   IMPORTANT  BEFORE SIGNING, READ AND COMPLY CAREFULLY
                              WITH NOTICE PRINTED ABOVE.


SIGNATURE(S) GUARANTEED BY:


________________________________________________________________________________
P202B (REV. 2/01)